                                                               EXHIBIT NO. 10.26

                                 AMENDMENT NO. 5
                                     TO THE
                            GENUINE PARTNERSHIP PLAN


         This Amendment to the Genuine Partnership Plan is adopted by Genuine Parts Company (the "Company"), effective as of the date set forth herein.

                                   WITNESSETH:

         WHEREAS, the Company maintains the Genuine Partnership Plan (the "Plan"), as amended and restated effective January 1, 1994, and such Plan is currently in effect; and

         WHEREAS, pursuant to Section 11.01, the Company has reserved the right to amend the Plan through action of the Committee for the Plan;

         NOW, THEREFORE, BE IT RESOLVED the Plan is hereby amended as follows:

                                       1.

         Section 4.05 is deleted in its entirety, and a new Section 4.05 is substituted in lieu thereof, as follows:

         "4.05    Rollover Contribution.

                  (a) Without regard to any limitation on contributions set forth in this Article, an Eligible Employee shall be permitted, if the Committee consents (based on non-discriminatory criteria), to transfer to the Trustee during any Plan Year additional property acceptable to the Trustee, provided such property:

                           (1) was received by the Eligible Employee from a Qualified Plan maintained by a previous employer of the Eligible Employee and qualifies as a rollover contribution within the meaning of Code ss. 402(a)(5) or

                           (2) was received by the Eligible Employee from an individual retirement account or individual retirement annuity and qualifies as a rollover contribution within the meaning of Code ss. 408(d)(3)(A)(ii).

                  (b) Such property shall be held by the Trustee in the Employee's Rollover Account. All such amounts so held shall at all times be fully vested and nonforfeitable. Such amounts shall be distributed to the Employee upon Termination Date in the manner provided in Article 8.

                  (c) See Section 8.07 regarding the right of a Participant to request a trustee to trustee transfer of the Participant's Account in lieu of a distribution of such Account.

                  (d) Notwithstanding the foregoing, any Eligible Employee who elects to make a Rollover Contribution to the Plan pursuant to this Section 4.05 shall not be considered a Participant for any other purpose under this Plan until such Eligible Employee has satisfied the applicable eligibility requirements of Section 3.01."

                                       2.

         Section 5.03(a) is deleted in its entirety, and a new Section 5.03(a) is substituted in lieu thereof as follows:

         "5.03    Form and Timing of Contributions.

                  (a) Employer Contributions shall be made in cash or in Qualifying Employer Securities. Employer Matching Contributions shall be delivered to the Trustee as soon as administratively feasible but no later than the date prescribed by the Code for filing the Employer's federal income tax return, including authorized extensions. Qualified Nonelective Contributions shall be delivered to the Trustee on or before the last day of the twelfth month following the close of the Plan Year to which the contribution relates."

                                       3.

         Section 5.04 is deleted in its entirety, and a new Section 5.04 is substituted in lieu thereof, as follows:

         "5.04    Forfeitures.

                  Forfeitures shall first be applied to restore amounts previously forfeited pursuant to Section 7.05(c). Next, forfeitures shall be used to pay expenses of the Plan which may be paid by the Plan in accordance with the provisions of ERISA. Thereafter any remaining forfeitures shall be allocated on the last day of the Plan Year (unless the Committee directs an earlier allocation) equally on a per capita basis among the Employer Matching Contribution Accounts of all Participants who made an Elective Deferral during the Plan Year in which the forfeitures are allocated. See Section 7.05 to determine when a forfeiture of a Participant's Account occurs. See
                  Section 3.01(b)(2) and Section 5.05 for additional eligibility requirements."

                                       4.

         Sections 6.06(b) and (c) are deleted in their entirety, and new Sections 6.06(b) and (c) are substituted in lieu thereof, as follows:

         "(b) Initial Investment Direction. Effective January 1, 1999, a Participant's initial investment election must allocate his entire Account in 1% increments among the Investment Funds, as of the date of the directive, and all subsequent contributions to each sub-account for so long as the election remains in effect. For a period of time prior to January 1, 1999, allocations among the Investment Funds were made in 10% increments. An Employee who fails to make a proper investment election by the deadline established by the Committee for such purpose, shall be deemed to have elected the "Default Enrollment Election" which allocates 100% of his Account in the Default Fund (i.e., the Fixed Income Fund or other Investment Fund which, in the opinion of the Committee, best preserves the principal amount of the Participant's Account). Furthermore, effective January 1, 1999, the initial investment of each newly eligible Participant's Account shall automatically be made to the Default Fund until such Participant directs the investment of his or her Account.

         (c) Subsequent Elections. Investment elections will remain in effect until changed by a new election. Effective January 1, 1999, new elections may be made in 1% increments by a Participant once each calendar month and shall be effective as of the date the investment directive is delivered to the Committee (or its designee), pursuant to the rules and regulations established by the Committee and which are applied in a consistent and nondiscriminatory manner. For a period of time prior to January 1, 1999, a Participant may make a new election to modify his investment elections in 10% increments once each calendar quarter. New elections may change future allocations to the Participant's Account, may reallocate between the Investment Funds any amounts previously credited to the Participant's Account, or may leave the allocation of such prior amounts unchanged."

                                       5.

         Section 8.01(a) is deleted in its entirety, and a new Section 8.01(a) is substituted in lieu thereof, as follows:

         "(a) Termination of Employment. If a Participant has a Termination Date other than on account of death, the Participant's Account will commence to be distributed as soon as administratively feasible following the Committee's receipt of the Participant's written request for a Distribution, but in no event later than 60 days following the end of the Plan Year in which such Participant requests a Distribution of his Account. Such request shall be made on a form provided by the Committee. See Section 8.01(c) for circumstances where the Participant's consent to a Distribution is not required."

                                       6.

         Section 9.13 is deleted in its entirety, and a new Section 9.13 is substituted in lieu thereof, as follows:

         "9.13    Directed Investment.

                  A Participant who requests a loan shall be deemed to have directed the Committee to invest assets held in his Account by the amount of the loan, and until such loan is repaid, such loan shall be considered a directed investment of the Participant's Account hereunder. The Plan monies which are used to fund the Participant loan shall be withdrawn from the Participant's Account in the following order (and principal and interest loan repayments shall be added back to such Accounts in the same order):

                  (a)      the Pre-Tax Contribution Account;

                  (b)      the Rollover Account;

                  (c)      the Qualified Nonelective Contribution Account; and

                  (d)      the Prior Employer Account.

                  Within each such Account the monies which are used to fund the Participant loan shall be withdrawn on a pro rata basis according to the value of the Investment Funds in which such Account was invested. Principal and interest payments on the loan will be allocated to the Participant's Investment Funds according to the Participant's investment election at the time of the payment. Prior to January 1, 1999, loans could also be made from a Participant's Employer Matching Contribution Account. If a loan was made out of the Participant's Employer Matching Contribution Account, repayment of principal and interest attributable to such Account shall be allocated to the Participant's Common Stock Fund."

                                       7.

         This amendment shall be effective January 1, 1999. Except as amended herein, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Genuine Parts Company, acting through the Committee has caused this Amendment to the Plan to be executed on the date shown below but effective as of the date indicated above.

                                     COMMITTEE TO THE
                                     GENUINE PARTNERSHIP PLAN


                                     By:    /s/ George W. Kalafut
                                         ------------------------------------
                                     Date:    December 7, 1998
                                          -----------------------------------

                                     By:    /s/ Jerry Nix
                                         ------------------------------------
                                     Date:    December 7, 1998
                                          -----------------------------------

                                     By:    /s/ Edward J. Van Stedum
                                         ------------------------------------
                                     Date:    December 7, 1998
                                          -----------------------------------

                                     By:    /s/ Frank M. Howard
                                         ------------------------------------
                                     Date:    December 7, 1998
                                          -----------------------------------